425 P-1


                    SUPPLEMENT DATED DECEMBER 10, 2007 TO THE
                         PROSPECTUS DATED AUGUST 1, 2007
                                       OF
                              TEMPLETON INCOME FUND

The prospectus is amended as follows:

Effective December 31, 2007, the portfolio manager line-up in the "Management" section on page 15 will be replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in global equity and global fixed-income markets. The team responsible for the global equity component of the Fund's portfolio is:

LISA F. MYERS CFA(R)(1)   SENIOR VICE PRESIDENT OF GLOBAL ADVISORS
Ms. Myers has been a manager of the Fund since inception. She has primary responsibility for the investments of the global equity component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1996.

CYNTHIA L. SWEETING CFA(R)(1)   PRESIDENT OF GLOBAL ADVISORS
Ms. Sweeting has been a manager of the Fund since December 2007 and has secondary day-to-day portfolio management responsibilities including but not limited to, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global equity component of the Fund. She joined Franklin Templeton Investments in 1997.

The team responsible for the global fixed-income component of the Fund's portfolio is:

MICHAEL HASENSTAB PH.D.   SENIOR VICE PRESIDENT OF ADVISERS
Dr. Hasenstab has been a manager of the Fund since inception. He has primary responsibility for the investments of the global fixed income component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

CHRISTOPHER J. MOLUMPHY   EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since inception and participates in determining asset allocation and in other investment related activities. He joined Franklin Templeton Investments in 1988.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

                Please keep this supplement for future reference.